Exhibit 99.1

Citius Oncology Engages Jefferies as Exclusive Financial Advisor to Explore Strategic Alternatives

CRANFORD, N.J., January 6, 2025 -- Citius Oncology, Inc. (“Citius Oncology” or “the Company”) (Nasdaq: CTOR), a majority-owned subsidiary of Citius Pharmaceuticals, Inc. (“Citius Pharma”) (Nasdaq: CTXR), today announced that it has retained Jefferies LLC as its exclusive financial advisor to assist in evaluating strategic alternatives aimed at maximizing shareholder value.

The engagement of Jefferies underscores Citius Oncology’s commitment to exploring all avenues for enhancing its strategic positioning and advancing its mission to improve patient outcomes in oncology. Strategic alternatives under consideration may include, but are not limited to, partnerships, joint ventures, mergers, acquisitions, licensing or other strategic transactions.

“We are excited to partner with Jefferies, a leading global investment bank with deep expertise in the life sciences sector, to help us explore opportunities that align with our long-term vision. As we prepare to launch our first cancer therapy, now is an opportune time to review options that would be in the best interests of patients and shareholders,” said Leonard Mazur, Chief Executive Officer of Citius Oncology. “Our goal is to deliver value to shareholders by making a meaningful impact in the oncology space.”

Citius Oncology is committed to commercializing LYMPHIR™, recently approved by the U.S. Food and Drug Administration (FDA) for the treatment of patients with relapsed or refractory Stage I-III cutaneous T-cell lymphoma (CTCL) following at least one prior systemic therapy.

The Company has not set a specific timeline for the strategic engagement and does not intend to disclose developments unless and until its Board of Directors has approved a specific transaction or course of action, or the company otherwise determines that disclosure is appropriate or necessary. There can be no assurance, however, that this process will result in a strategic transaction or other alternative.

About LYMPHIR™ (denileukin diftitox-cxdl)

LYMPHIR is a targeted immune therapy for relapsed or refractory CTCL indicated for use in Stage I-III disease after at least one prior systemic therapy. It is a recombinant fusion protein that combines the IL-2 receptor binding domain with diphtheria toxin fragments. The agent specifically binds to IL-2 receptors on the cell surface, causing diphtheria toxin fragments that have entered cells to inhibit protein synthesis. After uptake into the cell, the DT fragment is cleaved and the free DT fragments inhibit protein synthesis, resulting in cell death. Denileukin diftitox-cxdl demonstrated the ability to deplete immunosuppressive regulatory T lymphocytes (Tregs) and antitumor activity through a direct cytocidal action on IL-2R-expressing tumors.

In 2021, denileukin diftitox received regulatory approval in Japan for the treatment of CTCL and PTCL. Subsequently, in 2021, Citius acquired an exclusive license with rights to develop and commercialize LYMPHIR in all markets except for Japan and certain parts of Asia. LYMPHIR was approved by the FDA in August 2024.

About Citius Oncology, Inc.

Citius Oncology, Inc. (Nasdaq: CTOR) is a platform to develop and commercialize novel targeted oncology therapies. In August 2024, its primary asset, LYMPHIR, was approved by the FDA for the treatment of adults with relapsed or refractory CTCL who had had at least one prior systemic therapy. Management estimates the initial market for LYMPHIR currently exceeds $400 million, is growing, and is underserved by existing therapies. Robust intellectual property protections that span orphan drug designation, complex technology, trade secrets and pending patents for immuno-oncology use as a combination therapy with checkpoint inhibitors would further support Citius Oncology’s competitive positioning. For more information, please visit www.citiusonc.com.

About Citius Pharmaceuticals, Inc.

Citius Pharmaceuticals, Inc. (Nasdaq: CTXR) is a biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products. In August 2024, the FDA approved LYMPHIR, a targeted immunotherapy for an initial indication in the treatment of cutaneous T-cell lymphoma. Citius Pharma’s late-stage pipeline also includes Mino-Lok®, an antibiotic lock solution to salvage catheters in patients with catheter-related bloodstream infections, and CITI-002 (Halo-Lido), a topical formulation for the relief of hemorrhoids. A Pivotal Phase 3 Trial for Mino-Lok and a Phase 2b trial for Halo-Lido were completed in 2023. Mino-Lok met primary and secondary endpoints of its Phase 3 Trial. Citius is actively engaged with the FDA to outline next steps for both programs. Citius Pharmaceuticals owns 92% of Citius Oncology. For more information, please visit www.citiuspharma.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are made based on our expectations and beliefs concerning future events impacting Citius. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “plan,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated, and, unless noted otherwise, that apply to Citius Pharma and Citius Oncology, are: whether the objectives of the strategic alternative review process will be achieved; the timing, terms, structure, benefits and costs of a strategic transaction, if any; the risk that the strategic alternatives review and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain business relationships and on its operating results and business generally; our ability to commercialize LYMPHIR and any of our other product candidates that may be approved by the FDA; our need for substantial additional funds; the estimated markets for our product candidates and the acceptance thereof by any market; the ability of our product candidates to impact the quality of life of our target patient populations; risks relating to the results of research and development activities, including those from our existing and any new pipeline assets; our dependence on third-party suppliers; our ability to procure cGMP commercial-scale supply; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; the early stage of products under development; market and other conditions; risks related to our growth strategy; patent and intellectual property matters; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis; government regulation; competition; as well as other risks described in our SEC filings. These risks have been and may be further impacted by any future public health risks. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings which are available on the SEC’s website at www.sec.gov, including in Citius Oncology’s and Citius Pharma’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on December 27, 2024, as updated by our subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Investor Contact:

Ilanit Allen

ir@citiuspharma.com

908-967-6677 x113

Media Contact:

STiR-communications

Greg Salsburg

Greg@STiR-communications.com